UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Commission File No. 000-55000

EARTH SCIENCE TECH, INC.

(Exact name of registrant as specified in its charter)

florida	45-4267181
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

8950 SW 74th CT

Suite 1401

Miami, FL 33156, USA

(Address of principal executive offices, zip code)

(305) 724-5684

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ETST	Over the Counter Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On Monday, August 31, 2026, Earth Science Tech, Inc., a Florida corporation (the “Company”), annual meeting of shareholders was held virtually. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors:

Directors Elected by Holders of Class	Votes Cast “FOR”	Votes Withheld	Broker non-Votes
Giorgio R. Saumat	240,480,448	167,500	10,964,593
Mario G. Tabraue	240,467,447	167,500	10,964,593
Ernesto L. Flores	240,029,703	618,245	10,964,593
Victoria Losada	240,034,772	618,245	10,964,593
Yovan Sanchez	178,435,892	618,545	10,964,593
Emiliano Curia	240,049,204	618,545	10,964,593
Jeff P.H. Cazeau	240,049,504	618,245	10,964,593

Proposal 2 - Ratify the appointment of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2027.

Votes Cast “FOR”	Votes “AGAINST”	Votes “ABSTAIN”	Broker non-Votes
251,434,584	117,281	208,573	0

Proposal 3 - Non-binding advisory vote to allow the Board of Directors to propose an offer to purchase and retire the Series B Preferred Stock.

Votes Cast “FOR”	Votes “AGAINST”	Votes “ABSTAIN”	Broker non-Votes
115,345,214	316,580	125,134,051	10,964,593

Proposal 4 - Non-binding advisory vote to pursue a reverse stock split to qualify for an uplisting.

Votes Cast “FOR”	Votes “AGAINST”	Votes “ABSTAIN”	Broker non-Votes
247,674,256	3,924,655	161,527	0

Proposal 5 - Non-binding advisory vote on executive compensation (Say-on-Pay).

Votes Cast “FOR”	Votes “AGAINST”	Votes “ABSTAIN”	Broker non-Votes
238,178,988	1,487,021	1,129,836	10,964,593

Proposal 6 - Non-binding advisory vote on the frequency of the future non-binding vote for executive compensation (Say-on-Frequency).

1 Year	2 Years	3 Years	Votes “ABSTAIN”	Broker non-Votes
13,866,081	143,979	226,172,786	612,999	10,964,593

Item 7.01 Regulation FD Disclosure

On September 1, 2026, the Company issued a press release (the “Release”) announcing the 2026 annual shareholder meeting results. A copy of the Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press release issued by the registrant on September 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: September 1, 2026	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Chairman of the Board